UBS WARBURG LLC
                               $350MM WFMBS 2001-3
                           Whole Loan 30YR Fixed-Rate




GWAC                                8.340% +/-5bps

Pass-Through                        7.000% coupon

WAM                                 357 +/-2 months

California                          34.0% approx.           maximum 35%

Avg Loan Balance                    $370K approx.           maximum $390K

WA LTV                              75% approx.             maximum 82%

Cash-Out Refi                       13.0% approx.           maximum 15%

SFD                                 90% approx.             minimum 80%

Full Doc                            89% approx.             minimum 80%

Prepayment Penalty                  0% approx.              maximum 3%

Uninsured >80% LTV                  1% approx.              maximum 3%

Temporary Buydowns                  1% approx.              maximum 3%

AAA Ratings                         2 of 3 (S&P,
                                    Moodys, Fitch)

Estimated Subordinated Level        4.00%

Pricing Speed                       275% PSA

Settlement Date                     01/30/01



                            All numbers approximate.
                    All tranches subject to 5% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.


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Report Number:  STR007                                 Wells Fargo Home Mortgage, Inc.                      Page 22
Report Date:  01/12/01 11:29 AM                           Secondary Marketing System
                                                              STRUCTURED FINANCE
                                                      Fixed/Balloon Detail Statistics

------------------------------------------------------------------------------------------------------------------
                                                                  359-010
                                                             FICO Raw Source



              NUMBER OF     PRINCIPAL      PERCENT OF      WEIGHTED        PERCENT      PERCENT       PERCENT
VALUE         LOANS         BALANCE        PRIN BAL        AVG. LTV        PURCHASE     FULL DOC      PRIM. RBS
-----         -------       --------       ----------      ----------      --------     --------      ---------

250-300           0              0.00          0.00           0.00            0.00        0.00            0.00
301-350           0              0.00          0.00           0.00            0.00        0.00            0.00
351-400           0              0.00          0.00           0.00            0.00        0.00            0.00
401-450           0              0.00          0.00           0.00            0.00        0.00            0.00
451-500           0              0.00          0.00           0.00            0.00        0.00            0.00
501-550           4      1,071,753.19          0.31          82.29           35.11      100.00          100.00
551-600          30     10,033,721.49          2.87          80.01           63.00       95.31          100.00
601-650          80     27,966,815.78          8.00          77.22           56.82       98.23           99.68
651-700         237     84,580,456.97         24.19          74.45           59.93       90.40           96.67
701-750         375    126,302,486.35         36.12          75.32           73.32       89.51           97.26
751-800         280     95,956,116.50         27.44          73.33           77.20       87.97           95.19
801-850           7      2,541,339.43          0.73          71.27           87.32      100.00          100.00
851-900           0              0.00          0.00           0.00            0.00        0.00            0.00
Not Available     6      1,198,651.12          0.34          77.60           50.93       93.34           81.50

Total         1,019    349,651,340.83        100.00          74.85           69.44       90.29           96.80

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TABLE (CONTINUED)

                  PERCENT       WTD. AVG.
VALUE             SFD           FICO SCORE
-----             -----         ----------

250-300             0.00            0.00
301-350             0.00            0.00
351-400             0.00
401-450             0.00            0.00
451-500             0.00            0.00
501-550           100.00          544.57
551-600            78.18          581.07
601-650            93.51          631.47
651-700            87.37          678.10
701-750            88.72          727.93
751-800            92.93          768.51
801-850           100.00          804.30
851-900             0.00            0.00
Not Available     100.00            0.00

Total              89.79          715.03